UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 11, 2006

Commission File Number: 01-19203

PLM Equipment Growth Fund V Liquidating Trust
(Exact name of registrant as specified in its charter)

   California                                           94-3104548
   (State of jurisdiction                                           (I.R.S. Employer
      of Incorporation)                                             Identification No.)

405 Lexington Avenue, 67th Floor
New York, NY 10174
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 682-3344

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 11, 2006, PLM Equipment Growth Fund V Liquidating Trust (the “Liquidating Trust”) sold a McDonnell Douglas model DC-9-32 aircraft for $300,000 to Interglobal, Inc.. The aircraft was previously leased to Interglobal, Inc.. Other than in respect of the aircraft purchase agreement and previous lease agreement for this aircraft, there are no material relationships between Interglobal, Inc. and the Liquidating Trust or any of its affiliates, or any director or officer of the Trustee of the Liquidating Trust, or any associate of such director or officer.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Aircraft purchase agreement dated September 11, 2006 between Aero California S.A. de C.V., Interglobal, Inc., and PLM Equipment Growth Fund V Liquidating Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLM Equipment Growth Fund V Liquidating Trust

By: PLM Financial Services, Inc.,
        its Trustee

By: s/s Richard K Brock
Richard K Brock
Chief Financial Officer

Date: September 11, 2006

Exhibit Index

Exhibit 10.1 Aircraft purchase agreement dated September 11, 2006 between Aero California S.A. de C.V., Interglobal, Inc., and PLM Equipment Growth Fund V Liquidating Trust (filed herewith).